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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 22, 2006

                    MetLife Insurance Company of Connecticut
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Connecticut
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                 (State or Other Jurisdiction of Incorporation)


                33-03094                                   06-0566090
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        (Commission File Number)               (IRS Employer Identification No.)

  One Cityplace, Hartford, Connecticut                       06103-3415
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(Address of Principal Executive Offices)                   (Zip Code)

                                    860-308-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

        In connection with registration statements on Form N-4 and Form N-6 to be filed by MetLife Insurance Company of Connecticut (the "Company"), the Company is filing its December 31, 2005 consolidated financial statements which have been updated to reflect the addition of a subsequent event footnote.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Not applicable

    (b)   Not applicable

    (c)   Not applicable

    (d)   Exhibits.


          99.1 Consolidated financial statements of the Company as of December 31, 2005 and 2004 and for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     METLIFE INSURANCE COMPANY OF CONNECTICUT


                                     By:  /s/ Gwenn L. Carr
                                          --------------------------------------
                                          Name:   Gwenn L. Carr
                                          Title:  Senior Vice-President and
                                                  Secretary


Date: September 22, 2006


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                                 EXHIBIT INDEX
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Exhibit                             Exhibit
Number                             ---------
-------

  99.1 Consolidated financial statements of the Company as of December 31, 2005 and 2004 and for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003